SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   Current Report
                         Pursuant to Section 13 or 15(d) of
                             The Securities Act of 1934



          Date of Report (Date of earliest event reported)
          June 12, 1997
          -----------------



                                     Amgen Inc.
          -------------------------------------------------------------
               (Exact name of registrant as specified in its charter)



          Delaware                 0-12477        95-3540776
          -------------------------------------------------------------
          (State or other          (Commission    (I.R.S. Employer
              jurisdiction    File Number)   Identification No.)
          of incorporation)



          1840 DeHavilland Drive, Thousand Oaks, California  91320-1789
          -------------------------------------------------------------
          (Address of principal executive offices)          (Zip Code)



          Registrant's telephone number, including area code
          (805) 447-1000
          --------------


          Not Applicable.
          -----------------------------------------------------------------
           (Former name or former address, if changed since last report.)

          Item 5.   OTHER EVENTS.

                    ------------------------------------








               As previously reported, Amgen was named as a defendant in  a civil lawsuit  initiated by  a former  employee of  Amgen in  the

          United  States  District  Court  for  the  Eastern  District   of

          Pennsylvania.  This  suit, United States  ex rel.  Eric Zwick  v.

          Amgen Inc., et al., was filed under the qui tam provisions of the

          Federal False Claims Act.  On June 11, 1997, after a full review of the allegations, the United States Department of Justice filed

          a Notice of Election to Decline Intervention in the lawsuit.   In

          addition,  Amgen  has  been  advised  that  the  individual   who

          initiated the action  will seek a  voluntarily dismissal of  this lawsuit.

                                     Signatures
                                     ----------


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Amgen Inc.
                                        -----------------------------------
          -
                                        (Registrant)


          June 12, 1997                 /s/ Kathryn E. Falberg
          ----------------------        -----------------------------------

          (Date)                        (Signature)

                                        Kathryn E. Falberg
                                        Vice President and Corporate
                                        Controller